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    Supplement to the Prospectus and Statement of Additional Information

              CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND

     THE FOLLOWING SUPPLEMENTS CERTAIN INFORMATION CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE INSTITUTIONAL CLASS SHARES OF THE ABOVE-NAMED FUND (THE "FUND").

     The Board of Directors of the Fund has approved two sub-advisory agreements, one with the United Kingdom affiliate ("CSAM U.K.") of the Fund's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and the other with the Japanese affiliate of CSAM ("CSAM Japan"), subject to approval by shareholders of the Fund. The agreements will be presented to the shareholders for their consideration at a special meeting scheduled for May 1, 2002. THERE CAN BE NO ASSURANCE THAT THE NECESSARY APPROVAL BY THE SHAREHOLDERS OF THE FUND WILL BE OBTAINED. The approval or disapproval by shareholders of the proposed sub-advisory agreement with CSAM U.K. will not affect the approval or disapproval by shareholders of the proposed sub-advisory agreement with CSAM Japan. Regardless of whether either or both of the proposed sub-advisory agreements are approved by the Fund's shareholders, CSAM will continue to provide advisory services to the Fund.

     IMPORTANTLY, YOU SHOULD NOTE THAT THE PROPOSED SUB-ADVISORY ARRANGEMENTS WILL NOT AFFECT THE FEES OR EXPENSES APPLICABLE TO THE FUND BECAUSE ALL SUB-ADVISORY FEES WILL BE BORNE BY CSAM.

Dated:  April 10, 2002                                            CSISB-16-0402